UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2005

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200 Denver, Colorado	80202
(Zip Code)

1555 Notre Dame Street East Montréal, Québec Canada	H2L 2R5
(Address of principal executive offices)	(Postal Code)

Registrant’s telephone number, including area code	303.277.6661 (Colorado)
514.521.1786 (Québec)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - OTHER EVENTS

Item 8.01 Other Events

On November 4, 2005, W. Leo Kiely, III, President and Chief Executive Officer of Molson Coors Brewing Company (the “Company”), Timothy V. Wolf, Global Chief Financial Officer of the Company, and Samuel D. Walker, Global Chief Legal Officer of the Company each entered into written sales plans pursuant to the guidance specified by Rule 10b5-1 under the Securities Exchange Act of 1934.  Each plan has been approved pursuant to the terms of the Company’s policies.  Each plan is part of the individual executive’s long-term strategy to diversify assets and provides for the sale of shares of common stock of the Company in connection with exercises of vested stock options.  Other Company executives may from time to time adopt 10b5-1 plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
(Registrant)
Date: November 8, 2005
/s/ Samuel D. Walker
(Samuel D. Walker, Global Chief Legal
Officer)